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                                                                   EXHIBIT 10.18


                            SYMBOLOGIC CORPORATION
                    NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1     GENERAL PROVISIONS

1.1   Purpose of the Plan

      The purpose of the Symbologic Corporation Non-Employee Director Stock Option Plan (the "Plan") is to attract and retain the services of experienced and knowledgeable non-employee directors of Symbologic Corporation (the "Company") and to provide an incentive for such directors to increase their proprietary interest in the Company's long-term success.

1.2   Shares Subject to the Plan

1.2.1 Total Shares Available.
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      (a) The number of shares that may be issued and sold pursuant to options granted under this Plan will not, in the aggregate, exceed two hundred thousand (200,000) shares of the common stock of the Company (the "Shares").

      (b) Common stock issued under this Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. If any options granted under this Plan will, for any reason, expire without having been exercised in full, the common stock not purchased under such options, or so forfeited, will be available again for the purposes of this Plan.

1.2.2 Adjustments to Shares Available. The number of shares of common stock
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      covered by each outstanding option, the number of shares of common stock available for grant of additional options, and the price per share of common stock specified in each outstanding option, will be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the common stock), or any other increase or decrease in the number of such shares of common stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration." Such adjustment will be made by the Board of Directors, whose determination in that respect will be final, binding, and conclusive.

1.3   Administration of the Plan

      This Plan shall be administered by the Board of Directors of the Company (the "Board"), or, in the event the Board shall appoint and/or authorize a Compensation Committee to the administer this Plan, by such committee. Subject to the terms of this Plan, the Board shall have the power to construe the provisions of this Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of this Plan as it may deem desirable.

1.4   Term of the Plan

1.4.1 Effective Date. This Plan will become effective on the date of
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      shareholder approval of this Plan as set forth below. Unless sooner terminated as provided below, this Plan will terminate on the tenth anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of this Plan.

1.4.2 Amendment or Early Termination. The Board may amend, terminate or suspend
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      this Plan at any time, in its sole and absolute discretion; provided, however, that without the approval of the shareholders no amendment shall
      (1) increase the number of Shares subject to the option; (2) reduce the option price below 100% of the fair market value of the Shares subject to the option at the time the option was granted; (3) increase

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      beyond 5,000 the number of Shares for which options may be granted to each
      Director in a calendar year; or (4) change the timing with respect to which such options are granted.

1.5   Shareholder Approval

      This Plan shall be subject to approval by affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company at a duly convened meeting of the shareholders of the Company, voting in person or by proxy at such meeting.

2     STOCK OPTION PROVISIONS

2.1   Nonqualified Stock Options

      Only options in the form of Nonqualified Stock Options may be granted under this Plan.

2.2   Participation in the Plan

      Each Director of the Company who is not an employee of the Company or any subsidiary ("Director") shall receive annually an option to acquire 5,000 Shares under this Plan concurrent with the annual election of Directors by the shareholders of the Company. Each former Director of the Company during the period prior to the adoption of this Plan who was not an employee of the Company while serving on the Board shall receive an option to acquire 5,000 Shares under this Plan for each year of service as a Director.

2.3   Terms and Conditions of Options

      Each option granted to a Director or former Director under this Plan and the issuance of shares thereunder shall be subject to the following terms:

      (a) Option Agreement. Each option granted under this Plan shall be
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          evidenced by an option agreement (the "Agreement") duly executed on behalf of the Company and by the Director to whom such option is granted (the "Optionee"). Each Agreement shall comply with and be subject to the terms and conditions of this Plan and shall conclusively evidence by the Optionee's signature thereon that it is the intent of the Optionee to continue to serve as a Director of the Company for the remainder of the year in which the option was granted, except in the case of an Optionee who is a former Director. The Agreement may contain such other terms, provisions and conditions not inconsistent with this Plan as may be determined by the Board.

     (b)  Option Exercise Price. The option exercise price for the option
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          granted under this Plan shall be the fair market value of the Shares covered by the option at the time the option is granted. As described in Section 2.2, options granted under this Plan are considered granted on the date of the corresponding annual election of Directors by the shareholders of the Company, except for options granted to former Directors, which shall be considered granted on the date this Plan is adopted by the shareholders of the Company.

     (c)  Vesting of Options. Each option granted under this Plan shall become
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          exercisable, but not for any fractional shares or for less than 100 shares, one (1) year from the date of grant of the option. Each option granted under this Plan shall become fully exercisable upon the occurrence of the first of the following events:

          (1) the Optionee is terminated as a Director by reason of death or disability; or

          (2) a change in control occurs, as defined by one or more of the following events: (i) a person or entity acquires or otherwise becomes the owner (as a result of a purchase, merger, stock exchange, or otherwise) of fifty percent (50%) or more of the Company's outstanding common stock; or (ii) the merger of the Company into any entity, fifty percent (50%) or more of the outstanding common stock of which is owned by other than owners of the

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               common stock of the Company prior to such merger; or (iii)
               replacement of incumbent Directors or election of newly elected Directors constituting a majority of the Board of Directors of the Company where such replacement or election has not been unanimously supported by the Board of Directors of the Company; or (iv) the Securities and Exchange Commission declares effective a registration statement of the Company filed pursuant to the Securities Act of 1933, other than a registration on Form S-8 respecting any employee or director stock plan.

      (d) Manner of Exercise of Option. No option granted under this Plan may be
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          exercised until a corresponding Agreement (as described in Section
          2.3(a)) has been executed by the Company and the Director to whom the option was granted. Any option may be exercised by giving written notice, signed by the Optionee, to the Company stating the number of Shares with respect to which the option is being exercised, accompanied by payment in full for such Shares, which payment may be in cash or in shares of common stock of the Company already owned by the person or persons exercising the option, valued at fair market value at the time of the exercise, or partly in cash and partly in such shares.

      (e) Term of Options. Each option shall expire not more than ten (10) years
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          from the date of grant, but shall be subject to earlier termination pursuant to Section 2.3(h).

      (f) Transferability. An option granted pursuant to this Plan may not be
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          sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution, and may be exercised, during the lifetime of the Optionee, only by the Optionee.

      (g) Participant's or Successor's Rights as Shareholders. Neither the
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          recipient of an option under this Plan nor his or her successor(s) in interest shall have any rights as a shareholder of the Company with respect to any Shares subject to an option granted to such person until such person becomes a holder of record of such Shares.

      (h) Termination of Status as a Director.
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          (1)  Unless otherwise provided in the Optionee's Agreement, if the
               Optionee's status as a Director is terminated at any time after the grant of the option for any reason other than death, disability, or termination by reason of fraud or willful misconduct, the option will terminate on the earlier of (i) one
               (1) year after the date the Optionee ceases to be a Director, or
               (ii) the expiration date otherwise provided in the Agreement. The option will be exercisable by the Optionee at any time prior to such termination date, but only to the extent that it was exercisable by the Optionee on the date of termination of as a Director.

          (2) Unless otherwise provided in the Optionee's Agreement, in the event of the death of the Optionee, the option will terminate on the earlier of (i) one (1) year after the date of the death of the Optionee, or (ii) the expiration date otherwise provided in the Agreement, except that in no event will any option expire before the end of the ninety (90) day period immediately following the Optionee's death. The option rights will be exercisable at any time prior to such termination by the Optionee's estate, or by such person or persons who have acquired the right to exercise the option by bequest or by inheritance or by reason of the death of the Optionee.

          (3) Unless otherwise provided in the Optionee's Agreement, if the Optionee's status as a Director is terminated at any time by reason of a disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code), the option will terminate on the earlier of (i) one (1) year after the date of the termination of the Optionee's status as a Director, or (ii) the expiration date otherwise provided in the Agreement. The option will be exercisable by the Optionee at any time prior to such termination date.

          (4) If the Optionee's status as a Director is terminated at any time after the grant of the option by reason of fraud or willful misconduct, then the option will terminate on the date of the termination of the Optionee's status as a Director.

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      (i) Conditions On Issuance of Shares.
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          (1)  Shares of common stock will not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or applicable state securities statutes or other jurisdictions, the rules and regulations promulgated under all such statutes, and the requirements of any stock exchange on which the common stock may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

          (2) As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of exercise that the shares of common stock are being purchased only for investment and without any present intention to sell or distribute such common stock if, in the opinion of counsel for the Company, such a representation is required by any applicable law.

      (j) Tax Compliance. The Company, in its sole discretion, may take any
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          actions reasonably believed by it to be required to comply with any local, state, or federal tax laws relating to the reporting or withholding of taxes attributable to the grant or exercise of any option or the disposition of any shares of common stock issued on exercise of an option, including, but not limited to (i) withholding from any Optionee exercising an option a number of shares of common stock having a fair market value equal to the amount required to be withheld by the Company under applicable tax laws, and (ii) withholding from any form of compensation or other amount due the Optionee or holder of shares of common stock issued on exercise of an option any amount required to be withheld by the Company under applicable tax laws. Withholding or reporting will be considered required for purposes of this subparagraph if any tax deduction or other favorable tax treatment available to Company is conditioned on such reporting or withholding.


CERTIFICATE OF ADOPTION


I certify that the foregoing Plan was approved by the Board of Directors of the Company on November 1, 1994.

 /s/ Steven L. Sperry
_______________________________________
Steven L. Sperry, Chairman of the Board


I certify that the foregoing Plan was approved by the shareholders of the Company on December 2, 1994.

 /s/ Kenneth L. Block
_______________________________________
Kenneth L. Block, Secretary

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